EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Amendment No.1 to Annual Report of BMC Stock Holdings, Inc. (the “Company”) on Form 10-K/A for the year ended December 31, 2018, as filed with the Securities and Exchange Commission (the “Report”), I, David E. Flitman, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 9, 2019
/s/ David E. Flitman
David E. Flitman
President and Chief Executive Officer
(principal executive officer)
A signed original of this written statement required by Section 906 has been provided to BMC Stock Holdings, Inc. and will be retained by BMC Stock Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.